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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) February 26, 2002

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-26467                 54-18773112
        --------                    --------                 -----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization     File Number)              Identification No.)

                10700 Parkridge Boulevard, Reston, Virginia 20191
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 391-1300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         ------------

      On February 26, 2002, the registrant issued a release announcing that it has extended its previously announced subscription rights offering of convertible trust preferred securities from 5:00 p.m. Eastern time, March 5, 2002 to 5:00 p.m. Eastern time, March 15, 2002. In the subscription rights offering, the registrant is offering to each of its stockholders of record on February 4, 2002, the right to purchase 0.365 shares of 6 1/2% convertible trust preferred securities of Greater Atlantic Capital Trust I for each share of the registrant's common stock owned on the record date at a purchase price of $10.00 per convertible trust preferred security.

      The press release announcing the distribution is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated February 26, 2002.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 26, 2002             By: /s/ Carroll E. Amos
                                         --------------------------------------
                                         Carroll E. Amos
                                         President and Chief Executive Officer



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